As filed with the Securities and Exchange Commission on September 26, 1997
                                                       Registration No. 33-79524
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                            ------------------------
                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933




                            ------------------------
                        KINDERCARE LEARNING CENTERS, INC.
             (Exact name of registrant as specified in its charter)


               Delaware                                 63-0941966
   (State or other jurisdiction of         (I.R.S. Employer Identification No.)
    incorporation or organization)



                              2400 Presidents Drive
                              Montgomery, AL 36116
                                 (334)-277-5090
               (Address, including zip code, and telephone number,
             including area code, of registrant's executive offices)





                        KINDERCARE LEARNING CENTERS, INC.
                        1993 Directors Stock Option Plan
                              (Full title of plan)



                                  Eva Kripalani
                  Vice President, General Counsel and Secretary
                              2400 Presidents Drive
                              Montgomery, AL 36116
                                 (334)-277-5090

            (Name, address, including zip code, and telephone number
                   including area code, of agent for service)
                            ------------------------




      The Commission is requested to send copies of all communications to:


                              Joel J. Hughey, Esq.
                                Alston & Bird LLP
                               One Atlantic Center
                           1201 West Peachtree Street
                           Atlanta, Georgia 30309-3424
                                 (404) 881-7000
                               Fax (404) 881-7777

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
     The Registrant hereby deregisters 19,000 shares of common stock of KinderCare Learning Centers, Inc. ("KinderCare") issuable pursuant to the 1993 Directors Stock Option Plan (the "Plan"). These shares represent all of the common stock of KinderCare previously registered that remains unsold as of September 26, 1997.

                                   SIGNATURES

     The Registrant. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Portland, State of Oregon, on this 26th day of September, 1997.

                                       KINDERCARE LEARNING CENTERS, INC.


                                       By: /s/ DAN JACKSON
                                           -------------------------------------
                                       Name:  Dan Jackson
                                       Title:  Vice President, Financial
                                                 Controls and Planning


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated as of this 26th day of September, 1997.


Signature                              Title
---------                              -----

/s/ DAVID J. JOHNSON                   Chief Executive Officer and Chairman of
----------------------------------     the Board of Directors (Principal
David J. Johnson                       Executive Officer)


/s/ DAN JACKSON                        Vice President, Financial Control and
----------------------------------     Planning (Principal Financial Accounting
Dan Jackson                            Officer)


/s/ HENRY R. KRAVIS                    Director
----------------------------------
Henry R. Kravis


/s/ GEORGE R. ROBERTS                  Director
----------------------------------
George R. Roberts


/s/ CLIFTON S. ROBBINS                 Director
----------------------------------
Clifton S. Robbins


/s/ NILS P. BROUS                      Director
----------------------------------
Nils P. Brous


/s/ SANDRA W. SCARR                    Director
----------------------------------
Sandra W. Scarr, Ph.D.


/s/ STEPHEN A. KAPLAN                  Director
----------------------------------
Stephen A. Kaplan